UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 5, 2005
                                                          -------------




                            BEVERLY ENTERPRISES, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                   1-9550                62-1691861
---------------------------------   ------------         -------------------
 (State or Other Jurisdiction of     (Commission          (I.R.S. Employer
         Incorporation)              File Number)        Identification No.)



           One Thousand Beverly Way
             Fort Smith, Arkansas                     72919
--------------------------------------------        ----------
   (Address of Principal Executive Offices)         (Zip Code)


        Registrant's telephone number including area code (479) 201-2000
                                                          --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 5, 2005, Beverly Enterprises, Inc. (the "Company") issued a press release announcing that its 2.75% Convertible Subordinated Notes due 2033 (the "Notes") are currently eligible for conversion into BEI's common stock at a conversion rate of $7.45 per share, equal to a conversion rate of 134.1922 per $1,000 principal amount of Notes. The Company issued a second press release announcing that it has today sent a letter to its stockholders as an update on its progress in the process to sell the company. Copies of the press releases are attached to this report as Exhibit 99.1 and Exhibit 99.2, respectively.


Item 9.01   Financial Statement, Pro Forma Financial Information and Exhibits.

         (a)      Exhibits

              Exhibit No.       Exhibit
              -----------       -------------
                     99.1       Press Release
                     99.2       Press Release

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 5, 2005        BEVERLY ENTERPRISES, INC.


                             By:  /s/Pamela H. Daniels
                               ------------------------------------
                             Name:   Pamela H. Daniels
                             Title:  Senior Vice President, Controller and
                                     Chief Accounting Officer

                                  EXHIBIT INDEX

              Exhibit No.       Exhibit
              -----------       -------------
                     99.1       Press Release
                     99.2       Press Release